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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                           Reported): March 29, 2004


 CWABS, INC., (as depositor under the Sale and Servicing Agreement, dated as of March 29, 2004,
         relating to the Revolving Home Equity Loan Asset Backed Notes,
                                 Series 2004-B.

                                   CWABS, INC.
             (Exact name of registrant as specified in its charter)

  Delaware                          333-109272               95-4596514
  --------                          ----------               ----------
(State or Other Jurisdiction   (Commission File Number)    (I.R.S. Employer
of Incorporation)                                        Identification No.)



         4500 Park Granada
         Calabasas, California                           91302
         ---------------------                           -------
         (Address of Principal Executive Officers)      (Zip Code)



         Registrant's telephone number, including area code (818) 225-3000
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Item 5.  Other Events.
----     ------------

Filing of Certain Materials
---------------------------

         Pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), CWABS, Inc. (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission (the "Commission") relating to its, Revolving Home Equity Loan Asset Backed Notes, Series 2004-B (the "Notes").

         The financial statements of Financial Guaranty Insurance Company ("FGIC") as of December 31, 2003 and 2002, and for each of the years in the three-year period ended December 31, 2003, that are included in this Form 8-K. The financial statements as of December 31, 2003 and for the periods from December 18, 2003 through December 31, 2003, and from January 1, 2003 through December 17, 2003 have been audited by Ernst & Young LLP. The financial statements as of December 31, 2002 and for each of the years in the two-year period ended December 31, 2002 have been audited by KPMG LLP. The consents of KPMG LLP and Ernst & Young LLP to the inclusion of their audit reports on such financial statements in this Form 8-K and to their being named as "Experts" in the Prospectus Supplement relating to the Notes, is attached hereto in the case of KPMG LLP as Exhibit 23.1 and in the case of Ernst & Young LLP as Exhibit 23.2.

         The financial statements of FGIC as of December 31, 2003 and 2002, and for each of the years in the three-year period ended December 31, 2003 are attached hereto as Exhibit 99.1.




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         Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.
         ------------------------

(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

                  23.1              Consent of KPMG LLP

                  23.2              Consent of Ernst & Young LLP

                  99.1              Financial statements of FGIC as of
                                    December 31, 2003 and 2002,
                                    and for each of the years in the three-year period ended December 31, 2003


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CWABS, INC.



                                     By:  /s/ Celia Coulter
                                          -----------------------------------
                                          Name:  Celia Coulter
                                          Title:  Vice President



Dated:  March 29, 2004


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Exhibit Index
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Exhibit                                                           Page
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23.1              Consent of KPMG LLP

23.2              Consent of Ernst & Young LLP

99.1              Financial statements of FGIC as of
                  December 31, 2003 and 2002, and for each of the years in the three-year period ended
                  December 31, 2003